UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2008

FORCE ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52494

(Commission File Number)

Not Applicable

(IRS Employer Identification No.)

601 – 8623 Granville Street, Vancouver, British Columbia V6P 5A2

(Address of principal executive offices and Zip Code)

(778) 235-6658

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2008, James Bunney resigned as director of our company. There were no disagreements among Mr. Bunney, our company or our company’s board of directors on any matter relating to our company’s operations, policies or practices and there were no disagreements on any matter relating to the resignation of Mr. Bunney as director of our company.

Our board of directors now consists of Rahim Rayani.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORCE ENERGY CORP.

/s/ Rahim Rayani

Rahim Rayani

President, Chief Executive Officer,

Chief Financial Officer and Director

Date: March 18, 2008

CW1744701.1